Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2021 CNY (¥)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2022	¥ 333,088
2023	62,703
2024	19,528
2025	2,448
2026	760
Thereafter	7,478
Net Carrying Amount	¥ 426,005	$ 65,021	¥ 813,011